Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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	:	Chapter 11
In re:	:
	:	Case No. 13-12680 (MFW)
SAVIENT PHARMACEUTICALS, INC.,	:
et al.,	:	Jointly Administered
:
Debtors.[1]	:	Related to Docket Nos. 16, 43, 250, 295
:
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CERTIFICATION OF COUNSEL REGARDING

FINAL CASH COLLATERAL ORDER AND BUDGET

The undersigned, counsel to the debtors and debtors-in-possession in the above-

captioned cases (the “Debtors”), hereby certifies as follows:

On October 14, 2013, the Debtors filed the Debtors’ Motion For Interim And

Final Orders Under 11 U.S.C. §§ 105, 361, 362, 363, 507(b), Fed. R. Bankr. P. 4001, 6004(h),

7062 And 9014 And Del. Bankr. L.R. 4001-2 (I) Authorizing The Debtors To Use Cash

Collateral, (II) Granting Adequate Protection To Prepetition Secured Noteholders, And

(III) Scheduling Final Hearing Pursuant To Fed. R. Bankr. P. 4001(B) [Docket No. 16] (the

“Motion”).

On October 16, 2013, United States Bankruptcy Court for the District of

Delaware (the “Bankruptcy Court”) entered the Interim Order Under 11 U.S.C. §§ 105, 361, 362,

363, 507(b), Fed. R. Bankr. P. 4001, 6004(h), 7062, And 9014 And Del. Bankr. L.R. 4001-2

(I) Authorizing The Debtors To Use Cash Collateral, (II) Granting Adequate Protection to

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:
Savient Pharmaceuticals, Inc. (3811); and Savient Pharma Holdings, Inc. (0701). The address of the
Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

Docket No. 306 Date Filed: 1/6/14

Prepetition Secured Noteholders, (III) Scheduling a Final Hearing Pursuant to Fed. R. Bankr. P.

4001(B), and (IV) Granting Related Relief [Docket No. 43] (the “Interim Order”).

On December 13, 2013, the Bankruptcy Court entered the Final Provisional Order

Under 11 U.S.C. §§ 105, 361, 362, 363, 507(b), Fed. R. Bankr. P. 4001, 6004(h), 7062, And

9014 And Del. Bankr. L.R. 4001-2 (I) Authorizing The Debtors To Use Cash Collateral,

(II) Granting Adequate Protection To Prepetition Secured Noteholders, And (III) Granting

Related Relief [Docket No. 250] (the “Final Provisional Order”).2

The Final Provisional Order provided that any party in interest objecting to the entry of such order was required to file and serve a written objection by December 27, 2013. No objection to entry of the Final Provisional Order was filed or served.

The Final Provisional Order did not attach a final cash collateral Budget. Rather,

the order provided that “[d]uring the period from December 13, 2013 to December 20, 2013, the

Parties shall roll forward the existing Budget which shall be deemed adjusted to increase the 13-

week cash and accrual line items consistent with previous weeks to account for the later than anticipated closing of the Sale and the fees and costs resulting therefrom and shall work in good faith with regard to certain line items in the Budget.” Final Provisional Order at ¶ 18(d), fn. 4.

On December 30, 2013, the Debtors filed the Notice Of Filing Of Current

Working Draft Of Cash Collateral Budget And Illustrative Sources And Uses [Docket No. 295],

which notice attached, among other things, a working draft of the cash collateral Budget.

The Debtors, the Unofficial Committee of Senior Secured Noteholders and the

Committee have negotiated in good faith and agreed on the final form of cash collateral Budget.

[2]	Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the
Final Provisional Order.

2

Attached hereto are the final forms of the 13-Week Budget (Exhibit A) and Accrual Budget (Exhibit A-1).

Dated:	Wilmington, Delaware
January 6, 2014

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
/s/ Dain A. De Souza
Anthony W. Clark (I.D. No. 2051)
Dain A. De Souza (I.D. No. 5737)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001
- and -
Kenneth S. Ziman
David M. Turetsky
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000
- and -
COLE, SCHOTZ, MEISEL, FORMAN
& LEONARD, P.A.
David R. Hurst (I.D. No. 3743)
J. Kate Stickles (I.D. No. 2917)
500 Delaware Avenue, Suite 1410
Wilmington, Delaware 19801
Telephone: (302) 652-3131
Facsimile: (302) 652-3117
Counsel for Debtors and Debtors-in-Possession

3

EXHIBIT A

13-Week Budget

EXHIBIT A: 13-WEEK BUDGET

	Week		11	12	13	14	15	16	17	18	19	20	21	22	23	TOTAL
		Actual Weeks 1-10	Est. W/E 12/27/13	Est. W/E 01/03/14	Est. W/E 01/10/14	Est. W/E 01/17/14	Est. W/E 01/24/14	Est. W/E 01/31/14	Est. W/E 02/07/14	Est. W/E 02/14/14	Est. W/E 02/21/14	Est. W/E 02/28/14	Est. W/E 03/07/14	Est. W/E 03/14/14	Est. W/E 03/21/14

Beginning Cash Balance		$27,744	$19,777	$19,556	$18,580

Total Cash Collections		$4,561	$400	$400	$475											$5,836

Disbursements:
Payroll Related		(2,373)	-	(493)	(1,174)	-	-	-	-	-	-	-	-	-	-	(4,040)
Concur		(202)	(50)	(50)	(50)	-	-	-	-	-	-	-	-	-	-	(352)
Board Fees		(105)	-	(97)	(42)	-	-	-	-	-	-	-	-	-	-	(244)
Royalty Payments		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Distribution Fees (a)		(24)	-	-	(234)	-	-	-	-	-	-	-	-	-	-	(258)
Taxes		(32)	-	-	-	-	-	-	-	-	-	-	-	-	-	(32)
Rent		(374)	-	-	-	-	-	-	-	-	-	-	-	-	-	(374)
Other (a)		(919)	(100)	(569)	(530)	-	-	-	-	-	-	-	-	-	-	(2,118)
HSR Related (a)		(146)	(100)	(150)	(904)	-	-	-	-	-	-	-	-	-	-	(1,300)
Transition Services (a)		-	(362)	(3)	(234)	-	-	-	-	-	-	-	-	-	-	(600)
Accrual Budget Amounts (f.k.a. Restructuring Costs)		(353)	(9)	(14)	(14)	-	-	-	-	-	-	-	-	-	-	(389)

Total Disbursements		($4,528)	($621)	($1,377)	($3,182)	-	-	-	-	-	-	-	-	-	-	($9,707)

Adequate Protection Payment		($8,000)	-	-	-	-	-	-	-	-	-	-	-	-	-	($8,000)

Net Change in Cash		($7,967)	($221)	($977)	($2,707)
Ending Cash Balance		$19,777	$19,556	$18,580	$15,873

Note:	Does not reflect any cash collections or amounts under the Accrual Budget following closing (estimated on 1/10/14).

Note:	The Budget is based on a closing of 1/10/14 for the Sale; the Budget will be adjusted upward or downward consistent with previous cash and accrual costs to account for a closing date that occurs before or after 1/10/14.

(a) Amounts shown in weeks ending 12/27/13, 1/3/14 and 1/10/14 are estimates for all remaining disbursements to be made before and after assumed closing date (estimated on 1/10/14).

EXHIBIT A-1

Accrual Budget

EXHIBIT A-1: ACCRUAL BUDGET

ACCRUAL BUDGET
	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Total
Company Advisors:
Skadden	$1.90	$1.00	$0.75	-	-	-	-	-	$3.65
Lazard	0.15	0.15	2.19	-	-	-	-	-	2.49
Cole Schotz	0.18	0.25	0.45	0.25	0.28	0.21	0.26	0.13	2.00
Deloitte	0.04	0.08	0.04	-	-	-	-	-	0.16
Kramer Levin	0.10	0.13	0.09	-	-	-	-	-	0.31
Joelle Frank	0.03	0.05	0.03	-	-	-	-	-	0.10
GCG (Claims Agent)	0.39	0.08	0.10	0.08	0.14	0.08	0.10	0.03	0.98
Subtotal Company Advisors	$2.78	$1.73	$3.64	$0.33	$0.41	$0.29	$0.36	$0.16	$9.68

Secured Lender Advisor:
Secured Lender Counsel	$0.40	$0.30	$0.17	$0.04	$0.04	$0.04	$0.04	$0.03	$1.08
Subtotal Secured Lender Advisor	$0.40	$0.30	$0.17	$0.04	$0.04	$0.04	$0.04	$0.03	$1.08

UCC Advisors:
Legal Advisor	-	-	-	-	-	-	-	-	-
Financial Advisor	-	-	-	-	-	-	-	-	-
Other	-	-	-	0.03	0.03	0.03	0.03	-	0.10
Subtotal UCC Advisors	$0.00	$0.00	$0.00	$0.03	$0.03	$0.03	$0.03	$0.00	$0.10

Other Expenses:
Court and U.S. Trustee Fees	$0.03	$0.03	$0.04	$0.01	$0.01	$0.01	$0.01	$0.01	$0.12
Operational Wind-Down Expenses	-	-	0.03	0.06	0.06	0.04	0.04	0.04	0.27
Liquidating Trust	-	-	-	-	-	0.20	-	-	0.20
Employee-Related Costs (after-sale)	0.08	-	-	1.14	-	-	-	-	1.22
Contingency and Expenses	0.31	0.34	0.55	0.07	0.09	0.09	0.08	0.04	1.57
Subtotal Other	$0.42	$0.36	$0.61	$1.28	$0.15	$0.34	$0.12	$0.09	$3.38
Total	$3.59	$2.39	$4.42	$1.68	$0.63	$0.70	$0.55	$0.28	$14.24

Note:	For purposes of measuring fees and expenses against the amounts set forth in this Accrual Budget, the amounts set forth in this Accrual Budget are estimated accruals, not cash payments, with the excess of accrual over actual for any month (or months) to be carried over into and increase the subsequent month’s Budget.